THE PRUDENTIAL SERIES FUND

PSF PGIM Jennison Blend Portfolio

Supplement dated September 25, 2023 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the PSF PGIM Jennison Blend Portfolio (the Portfolio), a series of The Prudential Series Fund (the Trust) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved revising the investment strategies of the Portfolio. This change is expected to become effective on or about December 11, 2023.

To reflect the change described above, the Summary Prospectus is hereby revised as follows, effective December 11, 2023:

A.

The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE — Principal Investment Strategies”    section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stock. The Portfolio primarily invests in the stock of companies with market capitalizations within the market capitalization range of the Russell 1000® Index (measured at the time of purchase). The market capitalization within the range will vary, but as of August 31, 2023, the weighted average market capitalization of companies included in the Russell 1000® Index was approximately $619 billion, and the market capitalization of the largest company included in the Russell 1000® Index was approximately $2.9 trillion. In addition, the Portfolio may invest in mid- and small-capitalization companies.

The subadviser employs a bottom-up fundamental stock research process which sources the investment universe from Jennison’s growth, value, and small/mid cap investment teams. The growth research team seeks companies with unique business models with sustained competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The value research team seeks companies the team believes are being valued at a discount to their intrinsic value, seeking companies with attractive valuation metrics that are unique to that business, high levels of durability and viability of the business and good business models that are being mispriced. The small/mid cap research process is designed to capitalize on inefficiencies in small-cap asset classes, seeking companies with attractive valuations, strong competitive positions, quality management teams, demonstrated growth in sales and earnings, balance sheet flexibility and strength, and strong earnings growth prospects. The Portfolio may invest up to 30% of its total assets in foreign securities (not including American Depositary Receipts and similar instruments).

The subadviser employs a systematic portfolio construction process to incorporate its fundamental analysis with a systematic analysis of factors, such as stock price momentum and stock valuation. Incorporating information from both the subadviser’s fundamental and systematic analyses, the subadviser constructs a diversified portfolio with sector and risk factor exposures managed relative to the Russell 1000® Index, using a technique known generally as portfolio optimization.

B.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus is hereby deleted and replaced with the table set forth below:

Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	Jason T. McManus	Managing Director	December 2023
		Adam L. Friedman	Managing Director	December 2023
		Brian A. Porpora	Managing Director	December 2023

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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